Exhibit 10.25

              Senior Convertible Promissory Note-Pet Edge-$200,000

THIS SENIOR CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE "ACT"). THIS LEGEND SHALL BE ENDORSED UPON ANY SENIOR CONVERTIBLE PROMISSORY
NOTE ISSUED IN EXCHANGE FOR THIS SENIOR CONVERTIBLE PROMISSORY NOTE.

                        PETCARE TELEVISION NETWORK, INC.

                                  July 1, 2003


$200,000.00
                       SENIOR CONVERTIBLE PROMISSORY NOTE

                                Due June 30, 2006

     PETCARE TELEVISION NETWORK, INC., a Florida corporation (the "Company"), for value received, hereby promises to pay to PET EDGE, LLC or order (the "Holder") on the 30th day of June, 2006 (the "Maturity Date") at the offices of the Company, 321 N. Kentucky Avenue, Suite 1, Lakeland, FL 33801, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay simple interest on said principal sum at the rate of ten percent (10%) per annum from the date the monies are received by the Company through the Maturity Date. In the event the monies are received in traunches, interest shall accrue from the date the Company receives the particular traunch until the Maturity Date. Interest on the principal balance of this Senior Convertible Promissory Note ("Note") shall be payable on the Maturity Date.

     1. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication. In the event of the assignment of a portion of the principal amount of this Note, the transferee thereof shall not have the right to elect an Optional Conversion (as hereinafter defined) unless the entire remaining principal portion of this Note is converted simultaneously therewith.

     2. Security; Seniority.

     (a) The payment of the amounts due under this Note is secured by a security interest in all of the assets of the Company (the "Security Interest") as provided for in a Note Purchase Agreement, simultaneously being entered into between the Company and the Holder ("Note Purchase Agreement")

     (b) The Company covenants that, while this Note is outstanding, subject to the terms hereof, it shall not incur any indebtedness (except for Trade Indebtedness as that term is defined below) unless such Indebtedness is at all times and in all respects wholly subordinate, junior and subject in right of payment to the indebtedness evidenced by this Note and that, at the time it incurs such Indebtedness, it will secure from the lender an agreement to subordinate said new Indebtedness to this Note. As used herein, Trade Indebtedness shall mean indebtedness incurred by the Company in the ordinary course of business for the purchase of goods, services, supplies and material used by the Company in its day to day operations.

     (c) This Note is the direct obligation of the Company chargeable against all its property, whatsoever and wheresoever located, both present and future, and, if divided into separate Notes, all such Notes shall rank equally and ratably without preference or priority of any of said Notes over any others thereof.

     3. Conversion.

        3.1 Optional Conversion. Subject to the terms hereof, during the period commencing on the date hereof and expiring at 5:00 P.M., New York City local time, on the day immediately preceding the Maturity Date (the "Conversion

Period"), the Holder shall have the right to convert the then outstanding principal amount of this Note, together with accrued interest thereon (an Optional Conversion), into shares of Common Stock, par value $.0005 per share, of the Company ("Conversion Stock") at a conversion price of twenty four and six tenth cents ($.246) per share, subject to adjustment pursuant to the provisions of Section 3.3 hereof (the Initial Conversion Price), and subject to further adjustment as set forth in Section 3.4 hereof (the Conversion Price). The number of shares of Conversion Stock issuable upon conversion of this Note shall equal
(i) the sum of (A) the principal amount of this Note and (B) accrued interest thereon (if the Holder elects to convert the amount of accrued interest), divided by (ii) the Conversion Price. The foregoing conversion privilege may be exercised during the Conversion Period by presentation and surrender to the Company, at its then principal office, of this Note together with the Note Conversion Form attached hereto duly executed. Subject to the terms hereof, upon receipt by the Company of this Note and the Note Conversion Form, duly executed, at its office, the Holder shall be deemed to be the holder of record of the shares of Conversion Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

        3.2 [intentionally omitted]


        3.3 Anti-Dilution Provisions.

            3.3.1 Adjustments for Stock Dividends; Combinations, Etc. (a) In the event that the Company, at any time or from time to time hereafter, shall (i) declare any dividend or other distribution on its Common Stock payable in Common Stock of the Company or in securities convertible into or exchangeable for Common Stock, including without limitation rights; (ii) effect a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock; (iii) effect a combination or consolidation of its outstanding Common Stock into a lesser number of shares of Common Stock by reclassification, reverse split or otherwise; (iv) issue by reclassification, exchange or substitution of its Common Stock any shares of capital stock of the Company; or (v) effect any other transaction having similar effect, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, including the maximum number of shares of Common Stock into which the convertible securities, including rights (provided for in clause (i) hereof) may be converted or for which the exchangeable securities (provided for in clause (i) hereof) may be exchanged. The purpose of the adjustment shall be that, in the event of a conversion at any time after the occurrence of any event described in (i) through (v) above, the Holder shall be entitled to receive the shares of Conversion Stock (or other securities) to which such Holder would have been finally entitled, after giving effect to the occurrence of such event, as if such Holder had converted this Note immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3.3.1 shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately upon the effective date in the case of a subdivision, combination, reclassification, exchange or substitution. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of common stock a sufficient number of shares of Common Stock to be available for full conversion of the Notes at the new Conversion Price.

            3.3.2 Adjustment for Consolidation or Merger. In case of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Stock, then, as part of and as a condition to such transaction, provision shall be made so that, in the event of a conversion, the Holder of this Note, shall receive, in lieu of the securities and property receivable upon the conversion of this Note prior to consummation of the transaction, the kind and amount of shares or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which this Note would have been converted immediately prior to such consolidation or merger had the conversion occurred, all subject to further adjustment as provided in Section 3.3.1; in each such case, the terms of this Note shall be applicable to the securities or property receivable upon the conversion of this Note after such consummation. In any such case, appropriate adjustment shall be made in the application of this Section 3 with respect to the rights of the Holder of this Note after the transaction to the end that the provisions of this Section 3 shall be applicable after that event. The

Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of such class or series into which the Common Stock has been changed a sufficient number of shares of such class or series into which the Common Stock has been changed to be available for full conversion of the Notes at the new Conversion Price.

        3.4 Adjustment to Conversion Price. (a) If at any time prior to a conversion, the Company issues or sells share(s) of its Common Stock at less than twenty four and six tenth cents ($.246) a share (which includes the Company's issuance of stock upon the conversion of any convertible or exchangeable security which is presently outstanding or becomes outstanding in the future where the conversion price at which the common stock is issued is less than twenty four and six tenth cents ($.246)) or if the Company issues or sells option(s), warrant(s) or other right(s) or a convertible or exchangeable securit(ies), including, without limitation, a convertible note or debenture, with an exercise, conversion or exchange price of less than twenty four and six tenth cents ($.246) a share (subject to adjustment for stock splits, stock dividends, reverse stock splits and the like (Recapitalizations) then, the Initial Conversion Price shall be reduced to said lower price so that the Conversion Price is reduced to the lowest price at which the Company either issues or sells common stock or at which options, warrants, rights or convertible securities are convertible into shares of common stock of the Company or are actually converted into common stock.

     (b) The Conversion Price shall also be reduced to the average closing bid price for the Common Stock of the Company for the twenty (20) business days immediately prior to the date of any conversion or if the Common Stock is traded on an exchange, the average of the closing price of the Common Stock on such exchange during said 20 day period, provided that this shall only apply if said average closing bid price or average closing price for the common stock of the Company, whichever applies, is less than the applicable Conversion Price at the time of conversion.

     (c) Under no circumstances shall the Conversion Price be increased from the initial conversion price or from any Conversion Price to which it may be reduced.

        3.5 Reservation of Shares. The Company will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance and delivery upon conversion of this Note, free of preemptive or rights of purchase, the number of shares of Conversion Stock issuable upon conversion of this Note at the minimum Conversion Price. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

        3.6 Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated and that all issuances of Common Stock be rounded up to the nearest whole share.

        3.7 Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

        3.8 Certificate. When the Conversion Price is adjusted pursuant to the provisions hereof, the Company shall file with its official corporate records a certificate of its chief financial or accounting officer setting forth in detail the facts requiring such adjustment, the computation thereof and the adjusted Conversion Price, and shall mail a copy of the certificate to the Holder.

     4. Redemption. This Note may not be prepaid in whole or in part without the written consent of the Holder.

     5. Defaults. If any one or more of the following shall (Events of Default) shall occur:

        (a) the Company shall (i) admit in writing its inability to pay its debts generally as they mature; (ii) make a general assignment for the benefit of creditors; (iii) fail or be unable to pay its debts as they mature iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (vii) apply for or consent to the appointment of a receiver, trustee or liquidation for all or a substantial portion of its assets; (viii) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within thirty (30) days; or (viii) fail to pay its taxes on a timely basis; ix) violate any covenant provided for in this Note, in the Registration Rights Agreement (the Registration Rights Agreement) and/or the Note Purchase Agreement (the Note Purchase and Security Agreement) between the Company and the Holder of even date herewith and such violation shall continue unremedied for a period of fifteen
(15) days following the giving of written notice thereof from the Holder;

        (b) any of the representations of the Company contained herein or in the Registration Rights Agreement or in the Note Purchase Agreement or the Company's certification as to veterinary clinics are false and misleading in any material respect;

        (c) any judgment is entered against the Company which is not bonded or discharged within 30 days;

        (d) a levy of any sort is made on or against some or all of the assets of the Company.

then, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder (which waiver shall not be deemed a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

     6. [intentionally omitted]

     7. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Conversion Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Note Conversion Form shall be accompanied by a representation of the Holder to the Company to the effect that such securities are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be reasonably required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

     8. Registration Rights. Concurrently herewith, the Company and the Holder are entering into a Registration Rights Agreement to cover the resale of the Conversion Stock.

     9. Default Rate of Interest; Costs of Collection. In the event the Company shall default in the payment of this Note when due, then (i) effective with such date of default, the interest rate payable hereunder shall be increased to eighteen percent (18%) per annum and (ii) the Company agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in effecting collection hereunder or enforcing the terms of this Note and the Security Agreement, including reasonable attorneys' fees.

     10. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Connecticut, excluding choice of law rules thereof, except that the parties agree that if any challenge is made that the loan is usurious, as between Florida and Connecticut law, that law shall be applied which allows the greater rate of interest and upholds the note. In any lawsuit in connection with this Note, the Company consents to personal jurisdiction of federal or state Courts in the State of Connecticut or New York.

     11. Representations and Warranties. The Company represents and warrants that the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.0005 par value, of which 11,836,000 shares are outstanding and 10,000,000 shares of Preferred Stock, no par value, authorized, of which 101,250 shares of Series A Preferred Stock are outstanding.

     The Company also represents that there are no other shares of stock or securities of the Company outstanding and that, except as set forth above or disclosed pursuant to the Note Purchase Agreement, there are no agreements or commitments for or relating to the issuance of any securities of the Company.

     12. Covenants. The Company covenants and agrees that, from and after the date hereof and continuing so long as the Note is outstanding:

        (a) The Company will furnish to the Holder (i) as soon as available, a copy of the annual financial statements of the Company; (ii) quarterly financial statements of the Company; (iii) such information with respect to the Company as the Holder shall reasonably request (including, without limitation, the Company's latest financial statements as of a date no earlier than 90 days prior to the prior to the Maturity Date of the Note; and (iv) 30 days notice of the Company's entering into any agreement of merger, consolidation or sale of all or substantially all of its assets or similar reorganization.

        (b) The Company shall not repurchase or redeem any of its shares of Common Stock or Preferred Stock or other securities, pay or declare any dividends, make any distributions or payments to its shareholders of any sort, whether in securities or in cash, or incur indebtedness except for trade indebtedness.

        (c) The Company will meet the Holder on at least a quarterly basis to discuss the business and affairs of the Company.

     13. Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

     If to the Holder:

     (Overnight mail):
     36-16 Catoonah Street
     Ridgefield, Connecticut 06877

     (Other mail):
     P.O. Box 1248
     Ridgefield, Connecticut 06877
     Facsimile No.: (203) 894-8244

     If to the Company:

     PetCARE Television Network, Inc.
     321 N. Kentucky Avenue, Suite 1
     Lakeland Florida 33801
     Attn:  Philip Cohen, President and CEO
     Facsimile No.:  (863) 683-5651

     Copy to:

     Sommer & Schneider LLP
     595 Stewart Avenue, Suite 710
     Garden City, New York  11530
     Attn:  Joel C. Schneider, Esq.
     Facsimile No.:  (516) 228-8211
or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 13.

     14. Miscellaneous. This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

     The Company shall not take any action that would impair the rights and privileges of the Holder herein or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times act in good faith to assist in carrying out the provisions of this Note, including the Conversion rights provided in paragraph 3 herein and will take all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of the Note.

     The waiver by the Holder of a breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach.

     If any provision, or part thereof, of this Note shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provisions of this Note and this Note shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction is authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

     In no event shall the rate of interest payable hereunder exceed the maximum rate permitted by applicable law.

     No provision of this Note shall alter or impair the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note in accordance with the provisions hereof.

     The Company agrees that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except with respect to the payment of the amounts due hereunder, the Holder of this Note shall be entitled to swift specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Holder may be entitled under this Note.


                  [Remainder of page intentionally left blank]



IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                            PETCARE TELEVISION NETWORK, INC.


                                            By: /s/ Philip Cohen
                                               --------------------------------
                                                     Philip Cohen
                                                     President and CEO

                        PETCARE TELEVISION NETWORK, INC.

                       SENIOR CONVERTIBLE PROMISSORY NOTE

                                DUE JUNE 30, 2006

                              NOTE CONVERSION FORM

     The undersigned hereby irrevocably elects to convert the within Senior Convertible Promissory Note to the extent of $ in principal amount thereof, together with accrued interest thereon.


If the Holder is an individual:             If the Holder is not an individual:

-----------------------------               ----------------------------------

-----------------------------               ----------------------------------
Name(s) of Holder                           Name of Holder

                                            By:
-----------------------------                  -------------------------------
Signature of Holder                            Signature of Authorized
                                               Representative

-----------------------------               ----------------------------------
Signature, if jointly held                  Name and Title of Authorized
                                            Representative

-----------------------------               ----------------------------------
Address(es) of Holder                       Address of Holder


-----------------------------               ----------------------------------
Social Security Number of Holder            Taxpayer Identification Number
                                            of Holder

-----------------------------               ----------------------------------
Date                                        Date

                        PETCARE TELEVISION NETWORK, INC.

                       SENIOR CONVERTIBLE PROMISSORY NOTE

                                DUE JUNE 30, 2006

                              NOTE ASSIGNMENT FORM
                              --------------------

                               FOR VALUE RECEIVED

     The undersigned ____________________________(please print or typewrite name of assignor) hereby sells, assigns and transfers unto

(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Senior Convertible Promissory Note of PetCARE Television Network, Inc. in the original principal amount of $ and hereby authorizes the Company to transfer this Note on its books.


If the Holder is an individual:             If the Holder is not an individual:

-----------------------------               ----------------------------------

-----------------------------               ----------------------------------
Name(s) of Holder                           Name of Holder

                                            By:
-----------------------------                  -------------------------------
Signature of Holder                            Signature of Authorized
                                               Representative

-----------------------------               ----------------------------------
Signature, if jointly held                  Name and Title of Authorized
                                            Representative

-----------------------------               ----------------------------------
Date                                        Date

                            (Signature(s) guaranteed)